                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         ----------------------------


                                   FORM 8-K


                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        December 27, 1995
                                                -------------------------------

                                 Alpharel, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


       California                      0-15935                  95-3634089
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(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                      identification no.)


9339 Carroll Park Drive, San Diego, California                  92121
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code        (619) 625-3000
                                                  -----------------------------


                                Not applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Alpharel, Inc., a California corporation (the "Company"), previously entered into a letter of intent dated November 20, 1995 (the "Letter of Intent") with Jay Tanna, the founder and Managing Director of Trimco Group plc, a United Kingdom company ("Trimco"), and Document Management Systems Limited, a company affiliated with Mr. Tanna, providing for the purchase of all of the outstanding shares of Trimco. This acquisition has now been completed, pursuant to a Sale and Purchase Agreement dated as of December 27, 1995 by and among the Company, Mr. Tanna and the shareholders of Trimco (the "Agreement").

          Pursuant to the Agreement, the Company has acquired the Trimco shares for an aggregate purchase price of approximately $14,650,000, comprised of $5,550,000 in cash, 1,614,189 shares of Company common stock and a promissory note in the principal amount of $1,000,000. The shares of common stock were issued to the Trimco shareholders, none of whom are residents of the United States, in reliance on the exemption set forth in Regulation S ("Regulation S") of the Securities and Exchange Commission from the registration requirements of the Securities Act of 1933 (the "Act").

          The promissory note issued in connection with the transaction bears interest at the rate of 7% per annum and is due on September 27, 1996. The note is convertible into common stock at a rate of $4.00 per share, or an aggregate of 250,000 shares. The Company has agreed that, within 30 days of the consummation of the transaction, it will provide the holder of the note with a second-priority lien on its assets, subject to the first-priority lien of the Company's existing revolving term loan note. The note has also been issued in reliance on the exemption set forth in Regulation S.

          A total of $3,450,000 of the cash component of the consideration for the acquisition has been provided by the issuance of a new series of preferred stock, the Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The Company issued an aggregate of 172,500 shares of Series B Preferred Stock in a private placement to two purchasers, neither of whom is a resident of the United States, in reliance on the exemption set forth in Regulation S. The Series B Preferred Stock bears a dividend of 8% per annum, accruing quarterly, and is convertible into shares of common stock after February 10, 1996, at the option of the holders, and after April 18, 1996, at the option of the Company. The conversion ratio will be a fraction, the numerator of which is $20.00 plus accrued but unpaid dividends, and the denominator of which is the lesser of $5.19 (the closing price on December
19, 1995, the date preceding the date of issuance), and 82.5% of the average of closing trading price on the three trading days immediately preceding the date of the conversion. In the event that, on any conversion date, the applicable conversion price then in effect is such that the aggregate number of shares of common stock that would then be issuable upon conversion of all shares of the Series B Preferred Stock would equal or exceed 1,070,000 shares, then the Company shall be obligated to convert only a portion of such shares subject to a notice of conversion, and will be obligated to redeem the remainder of the shares subject to such notice of conversion out of funds legally available for such redemption. The Certificate of Determination for the Series B Preferred Stock also contains customary anti-dilution provisions.

          The remainder of the cash component of the consideration for the transaction was provided from the Company's available cash.

          The Company intends to make cash expenditures of approximately $1,000,000 and to issue shares of Company common stock having a value of approximately $550,000 (at the time of closing) to provide incentives to Trimco personnel to remain in Trimco's employ after the closing and to facilitate the integration of the operations of the Company and Trimco.

          Trimco was incorporated in 1988 in the United Kingdom and has its principal offices in Ealing, London in the United Kingdom. Trimco has developed a line of software products for the capture, viewing, mark-up editing, storage, distribution and workflow management of documents. Trimco's products focus on applications involving technical documents such as engineering drawings and blueprints, although many of Trimco's customers also use Trimco's products in managing and manipulating office documents and electronic files. The products are marketed primarily through value-added resellers (VARs), distributors and systems integrators, although Trimco has successfully pursued direct business with end-user clients, particularly for larger and more complex installations of its software.

          The Company anticipates that Mr. Tanna will remain with the Company as Managing Director of Trimco Operations. The Company anticipates that Mr. Tanna will, in addition, be appointed Executive Vice President and a Director of the Company. The loss of the services of Mr. Tanna in the future would have an adverse effect on Trimco's operations and prospects. Entities affiliated with Mr. Tanna received approximately 70% of the shares of Company common stock issued to Trimco shareholders. These affiliated entities now hold 1,175,511 shares, or approximately 7% of the Company's outstanding shares. Mr. Tanna has agreed that no more than 12.5% of the shares issued to such entities will be sold in each three-month period after the consummation of the acquisition.

          The amount of the consideration for the transaction was determined by arm's-length negotiations between the Company and the shareholders of Trimco.

          Prior to the transaction there were no material relationships between Trimco and the Company, or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          Audited Consolidated Financial Statements of Trimco Group, plc:
          --------------------------------------------------------------

          Consolidated Profit and Loss Account for the years
            ended June 30, 1994 and 1993 (1)
          Consolidated Balance Sheets at June 30, 1994 and
            1993 (1)
          Consolidated Statement of Total Recognized Gains and
            Losses for the years ended June 30, 1994 and 1993 (1) Consolidated Cash Flow Statement for the years ended
            June 30, 1994 and 1993 (1)
          Notes to the Accounts for the year ended June 30,
            1994 (1)
          Auditors Report to the Members of Trimco Group, plc (1) Consolidated Profit and Loss Account for the years ended June 30, 1995 and 1994 (1)
          Consolidated Balance Sheets at June 30, 1995 and
            1994 (1)
          Consolidated Statement of Total Recognized Gains and
            Losses for the years ended June 30, 1995 and 1994 (1) Consolidated Cash Flow Statement for the years ended
            June 30, 1995 and 1994 (1)
          Notes to the Accounts for the year ended June 30,
            1995 (1)
          Auditors Report to the Members of Trimco Group, plc (1) Report of the Auditors to the Directors of Trimco
            Group, plc (2)

          Unaudited Consolidated Financial Statements of Trimco Group, plc(3):
          ---------------------------------------------------------------------

          Consolidated Profit and Loss Account for the three
            months ended September 30, 1995
          Consolidated Balance Sheet at September 30, 1995 Consolidated Cash Flow Statement for the three months ended September 30, 1995
          Notes to the Accounts for the three months ended
            September 30, 1995

     (b)  Pro Forma Financial Information:

          It is impracticable to provide the required pro forma financial information at the time of filing of this Current Report on Form 8-K. The required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date this Current Report on Form 8-K was due to be filed.

     (c)  Exhibits:

          2.1 Purchase and Sale Agreement dated December 27,
              1995 by and between the Company, Mr. Tanna and the shareholders of Trimco Group, plc.

          2.2 Convertible Loan Note dated December 27, 1995 issued by the Company.

          4.1 Certificate of Determination of the Series B
              Convertible Preferred Stock.

          4.2 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and Newsun Limited.

          4.3 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and THC, Inc.

          4.4 Form of Certificate representing the Series B
              Convertible Preferred Stock.

          4.5 Letter Agreement dated January 2, 1996 by and among the Company, Newsun Limited and THC, Inc.

          23.1 Consent of Independent Accountants.

          --------------------
          (1)  Filed as Exhibit 99.1 to the Company's Current
               Report on Form 8-K dated November 20, 1995 and incorporated herein by this reference.

          (2)  Attached hereto as page F-1.

          (3)  Attached hereto as pages F-2 through F-5.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 1996

                                       ALPHAREL, INC.



                                       By: /s/ STEPHEN GARDNER
                                           ------------------------------------
                                           Stephen Gardner, President

            REPORT OF THE AUDITORS TO THE DIRECTORS OF TRIMCO GROUP, PLC

                        COMPLIANCE WITH AUDITING STANDARDS

     We refer to our auditor's reports dated 17 January, 1994, 3 January, 1995 and 17 November, 1995 on the financial statements of Trimco Group PLC for the years ended 30 June 1993, 1994 and 1995, respectively.

     In forming our opinion as regards (ii) below, we have relied on assurances provided to us by management representatives of both Trimco Group PLC and Alpharel Inc that, for the accounting periods concerned, there are no matters of a material nature that would require alternative accounting treatment or additional disclosure either in the financial statements referred to above or otherwise in order fully to comply with US generally accepted accounting principles and auditing standards.

     We confirm that:

     i) our audit work was performed in accordance with UK generally accepted auditing standards; and

     ii) on the basis of the above, we are of the opinion that our audit was conducted substantially in accordance with US generally accepted auditing standards.



/s/ GANE JACKSON SCOTT                                     22nd December, 1995
------------------------------
Gane Jackson Scott

                               TRIMCO GROUP PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNT
                   FOR THE PERIOD ENDED 30TH SEPTEMBER 1995

                                                                       30.9.94
                                                           L'000        L'000

TURNOVER                                                   1,034         795
  Cost of Sales                                              270         442
                                                         ---------   ---------
GROSS PROFIT                                                 764         353
  Administrative Expenses                                  1,025         690
                                                         ---------   ---------
OPERATING (LOSS)/PROFIT                                     (261)       (337)
  Interest Receivable                                          -           -
  Interest Payable                                             -           -
                                                         ---------   ---------
(LOSS)/PROFIT ON ORDINARY
ACTIVITIES BEFORE TAXATION                                  (261)       (337)
  Taxation                                                     -           -
                                                         ---------   ---------
(LOSS)/PROFIT ON ORDINARY
ACTIVITIES AFTER TAXATION                                   (261)       (337)
  Dividends                                                    -           -
                                                         ---------   ---------
RETAINED PROFIT FOR THE
FINANCIAL YEAR                                              (261)       (337)
                                                         =========   =========

The notes from page 4 form part of these accounts.

                               TRIMCO GROUP PLC

                          CONSOLIDATED BALANCE SHEET
                            AT 30TH SEPTEMBER, 1995

                                                                30.6.95
                                     L'000       L'000       L'000      L'000

FIXED ASSETS
  Tangible Assets                                  619                    596
CURRENT ASSETS
  Stock                                  74                     78
  Debtors                             1,418                  1,945
  Cash at Bank                          106                    316
                                     -------                 ------
                                                 1,598                  2,342
CURRENT LIABILITIES
CREDITORS:
Amounts falling due within one year             (1,584)                (2,024)
                                               --------                --------
NET CURRENT ASSETS                                  14                    318
                                               --------                --------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                        633                    914

CREDITORS:
Amounts falling due after more than
one year                                             -                      -

PROVISIONS FOR LIABILITIES
AND CHARGES
Deferred tax                                        35                     35
                                               --------                --------
                                                   668                    949
                                               ========                ========

CAPITAL AND RESERVES
Called up Share Capital                            370                    370
Reserves                                           298                    579
                                               --------                --------
                                                   668                    949
                                               ========                ========


The notes from page 4 form part of these accounts.

                               TRIMCO GROUP PLC

                       CONSOLIDATED CASH FLOW STATEMENT
                   FOR THE PERIOD ENDED 30TH SEPTEMBER, 1995

                                                                          30.9.95
                                               L'000       L'000       L'000      L'000
NET CASH INFLOW FROM OPERATING                              340                     404
ACTIVITIES

RETURN ON INVESTMENTS AND SERVICING OF
FINANCE
  Interest received                               -                      -
  Interest paid                                   -                     (2)
  Interest element of finance lease payments      -                      -
  Dividends paid                                  -                      -
                                               -------                ------
NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                         -                       (2)

TAXATION
Tax paid                                                     -                        -

INVESTING ACTIVITIES
Purchase of fixed assets                        (39)                   (40)
Proceeds of sale of fixed assets                  -                      -
                                               -------                ------
NET CASH OUTFLOW FROM INVESTING
ACTIVITIES                                                  (39)                    (40)
                                                           ------                  ------
NET CASH INFLOW/(OUTFLOW)
BEFORE FINANCING                                           (379)                    362


FINANCING
Repayment of loans                                -                      -
Capital element of hire purchase contracts
and finance leases                               (2)                    (2)
                                               -------                ------
NET CASH (OUTFLOW)/INFLOW FROM
FINANCING                                                    (2)                     (2)
                                                           ------                  ------
INCREASE/(DECREASE) IN CASH AND CASH
EQUIVALENTS                                                (381)                    360
                                                           ======                  ======

The notes from page 4 form part of these accounts.

                               TRIMCO GROUP PLC

                  NOTES TO THE ACCOUNTS FOR THE THREE MONTHS
                           ENDED 30TH SEPTEMBER 1995
                                  (UNAUDITED)

NOTE 1 - BASIS OF PRESENTATION

    The accompanying consolidated balance sheet of Trimco Group Plc (the "Company") as of 30th September, 1995 and the consolidated profit and loss account and cash flow statement for the three month period ended 30th September, 1995 and 1994 are unaudited. The consolidated financial statements and related notes have been prepared in accordance with generally accepted accounting principles applicable to interim periods. In the opinion of management, the consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the consolidated financial position, operating results and cash flows for the periods presented.

NOTES TO THE ACCOUNTS
30TH SEPTEMBER, 1995

DEBTORS

                                                  1995              30.9.94
                                                 L'000                L'000

    Trade debtors                                 769                 1,074
    Other debtors                                 112                    22
    Amounts owed by group undertakings              -                     -
    Prepayments and accrued income                537                   230
                                               -------               -------
                                                1,418                 1,326
                                               =======               =======

CREDITORS
    Amounts falling due within one year             -                     -
    Loans from 3i and Government loan               -                    15
    Obligations under Hire Purchase Contracts
      and Finance Leases                            4                    19
    Bank loans and overdrafts                     363                   163
    Trade creditors                               733                    42
    Corporation tax                                79                   119
    Dividend payable                               59                    92
    Other creditors including taxation &
      social security                              81                    41
    Accrued and deferred income                   265                   672
                                               -------               -------
                                                1,584                 1,963
                                               =======               =======

EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

   2.1 Purchase and Sale Agreement dated December 27, 1995 by and between the Company and, Mr. Tanna and the shareholders of Trimco Group, plc.

   2.2         Convertible Loan Note dated December 27, 1995 issued by the
               Company.

   4.1         Certificate of Determination of the Series B Convertible
               Preferred Stock.

   4.2 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and THC, Inc. Limited.

   4.3         Convertible Preferred Stock Purchase Agreement dated
               December 20, 1995 by and between the Company and Newsun Limited.

   4.4         Form of Certificate representing the Series B Convertible
               Preferred Stock.

   4.5 Letter Agreement dated January 2, 1995 by and among the Company, Newsun Limited and THC, Inc.

  23.1         Consent of Independent Accountants.